UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2021

PRAXIS PRECISION MEDICINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39620	47-5195942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Praxis Precision Medicines, Inc.
One Broadway, 16th Floor
Cambridge, Massachusetts 02142
(Address of principal executive offices, including zip code)
(617) 300-8460
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRAX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 27, 2021, Praxis Precision Medicines, Inc., as subtenant (the “Company”), and CBRE, Inc., as sublandlord (the “Sublandlord”), entered into a Sublease (the “Sublease”) with respect to approximately 25,445 rentable square feet of space located at 99 High Street, Boston, Massachusetts (the “Subleased Premises”).

The term of the Sublease commenced upon the execution of the consent to sublease by the master landlord on May 28, 2021, and expires on January 31, 2026, unless terminated in accordance with the terms of the Sublease.

The Company is responsible for base rent of approximately $5.4 million over the term of the lease and a security deposit in the form of a letter of credit of approximately four (4) months of base rent at the initial rental rate.

The Subleased Premises will replace the Company’s current principal executive office in Cambridge, Massachusetts, where the Company currently subleases 8,777 square feet of office space (6,374 dedicated space as well as 2,403 of shared space) for approximately $2.5 million over the term of the sublease beginning in November 2018 and expiring on December 31, 2021. The increased capacity of the Subleased Premises compared to the Company’s current principal executive office will accommodate increased personnel as the Company’s pipeline of product candidates expands and progresses through development.

The above description of the Sublease does not purport to be complete and is qualified in its entirety by reference to the full text of the Sublease, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Sublease dated May 27, 2021, by and between CBRE, Inc. and Praxis Precision Medicines, Inc.

104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXIS PRECISION MEDICINES, INC.

Date: June 2, 2021	By:	/s/ Marcio Souza
Marcio Souza
Chief Executive Officer